UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBALINK INVESTMENT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GLOBALINK INVESTMENT INC.

1180 Avenue of the Americas, 8th Floor

New York, 10036

(212) 382-4605

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 6, 2023

TO THE STOCKHOLDERS OF GLOBALINK INVESTMENT INC.:

You are cordially invited to attend the Special Meeting, which we refer to as the “Special Meeting,” of stockholders of Globalink Investment Inc., which we refer to as “we,” “us,” “our,” “Globalink” or the “Company,” to be held at 10:00 a.m. Eastern Time on March 6, 2023. This special meeting of stockholders is to be held in lieu of the 2022 annual meeting of the Company.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/globalinkinvestment/2023. If you plan to attend the virtual online Special Meeting, you will need your control and request IDs number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world. If you do not have internet capabilities, you can listen only to the Special Meeting by dialing +1 800-450-7155 (toll-free within the United States and Canada), or +1 857-999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 516235#. This is listen-only; you will not be able to vote or enter questions during the Special Meeting.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated February 17, 2023, and is first being mailed to stockholders of the Company on or about February 17, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 9, 2021, which we refer to as the “IPO,” from (a) 15 months from the consummation of the IPO, or March 9, 2023, or (b) up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023 (in any case, such date being referred to as the “Termination Date”), to (x) 15 months from the consummation of the IPO, or March 9, 2023, or (y) up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date;”; and

●	a proposal to amend the Company’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), extending the time for the Company to complete its initial business combination under the Trust Agreement from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023), by depositing into the Trust Account $390,000 for each three-month extension and $130,000 for each one-month extension (each an “Extension Payment”), unless the Closing of the Company’s initial business combination shall have occurred, which we refer to as the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination (a “Business Combination”). While we are using our best efforts to complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The purpose of the Extension Amendment and the Trust Amendment Proposal is to allow the Company more time to complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock, par value $0.001, issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or March 2, 2023). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.26 at the time of the Special Meeting. The closing price of the Company’s shares of common stock on February 8, 2023, was $10.26. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Extension Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our sponsor, GL Sponsor LLC, a Delaware limited liability company (the “Sponsor”) or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the Delaware General Corporation Law, which we refer to as the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding shares of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter.

Our Board has fixed the close of business on February 8, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s shares of common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

February 17, 2023	By Order of the Board of Directors

/s/ Say Leong Lim
Say Leong Lim
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March 6, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/globalinkinvestment/2023.

GLOBALINK INVESTMENT INC.

1180 Avenue of the Americas, 8th Floor

New York, 10036

(212) 382-4605

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 6, 2023

PROXY STATEMENT

The Special Meeting, which we refer to as the “Special Meeting,” of stockholders of Globalink Investment Inc., which we refer to as the “we,” “us,” “our,” “Globalink” or the “Company,” will be held at 10:00 a.m. Eastern Time on March 6, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/globalinkinvestment/2023. If you plan to attend the virtual online Special Meeting, you will need your control and request IDs number to vote electronically at the Special Meeting. If you do not have internet capabilities, you can listen only to the Special Meeting by dialing +1 800-450-7155 (toll-free within the United States and Canada), or +1 857-999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 516235#. This is listen-only; you will not be able to vote or enter questions during the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 9, 2021, which we refer to as the “IPO,” from (a) 15 months from the consummation of the IPO, or March 9, 2023, or (b) up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023 (in any case, such date being referred to as the “Termination Date”), to (x) 15 months from the consummation of the IPO, or March 9, 2023, or (y) up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date;” and

●	a proposal to amend the Company’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), extending the time for the Company to complete its initial business combination under the Trust Agreement from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023) (the “Trust Amendment”), by depositing into the Trust Account $390,000 for each three-month extension and $130,000 for each one-month extension (each an “Extension Payment”), unless the Closing of the Company’s initial business combination shall have occurred, which we refer to as the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination (a “Business Combination”). While we are using our best efforts to complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The purpose of the Extension Amendment and the Trust Amendment Proposal is to allow the Company more time to complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock, par value $0.001, issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $118.03 million that was in the Trust Account as of February 8, 2023, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

In the event of a liquidation, our sponsor, GL Sponsor LLC, a Delaware limited liability company (the “Sponsor”), our officers and directors (the shares held by the Sponsor and our directors and officers are referred to as the “Founder Shares”) and Public Gold Marketing Sdn. Bhd, a Malaysian private limited company unaffiliated with us or the Sponsor and the investor who purchased 570,000 private units in the private placement simultaneously with the consummation of the IPO (the “private investor”), will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or March 2, 2023). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide itself in writing as a beneficial holder and provide its legal name, phone number and provide address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.26 at the time of the Special Meeting. The closing price of the Company’s shares of common stock on February 8, 2023, was $10.26. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

 We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Extension Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, the Sponsor or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the Delaware General Corporation Law, which we refer to as the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers, and the private investor will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares and 570,000 private units. As a consequence, a liquidating distribution will be made only with respect to the public shares.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor or its designees has agreed to loan to us $390,000 for each three-month extension and $130,000 for each one-month extension up to a maximum of $1,170,000 for a total of five extensions until December 9, 2023, unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account immediately prior to each extension. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), we will dissolve and liquidate in accordance with our charter.

Our Board has fixed the close of business on February 8, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of the Company’s shares of common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 14,945,000 shares of common stock, par value $0.001, outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Okapi Partners LLC as our proxy solicitor (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $25,000 plus reimbursement of any additional expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated February 17, 2023 and is first being mailed to stockholders on or about February 17, 2023.

February 17, 2023	By Order of the Board of Directors

/s/ Say Leong Lim
Say Leong Lim
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed under the laws of the State of Delaware on March 24, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 9, 2021, we consummated our IPO from which we derived gross proceeds of $115 million (including the over-allotment option), and incurring offering costs (inclusive of the full exercise of the underwriter’s over-allotment option) of approximately $6.925 million, inclusive of $2.3 million of underwriting discount and $4.025 million in deferred underwriting commissions. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of our common stock, par value $0.001, sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

What is being voted on?	You are being asked to vote on:

●	a proposal to amend our charter to extend the date by which we have to consummate a business combination from March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date) to March 9, 2023 (or by December 9, 2023 if we elect to extend the Termination Date if we elect to extend the Termination Date for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023),unless the closing of the Company’s initial business combination shall have occurred;

●	a proposal to amend our Trust Agreement to extend the date by which we have to consummate a business combination from March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date) to March 9, 2023 (or by December 9, 2023 if we elect to extend the Termination Date for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023) by depositing into the Trust Account an applicable Extension Payment, unless the Closing of the Company’s initial business combination shall have occurred; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

However, we will not proceed with the Extension if the number of redemptions or repurchases of shares of our common stock, par value $0.001 issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $118.03 million that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment. In the event the Special Meeting is cancelled and we do not complete a Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Our charter provides that we have until March 9, 2023 to complete our initial business combination (or by September 9, 2023 if we elect to extend the Termination Date). Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate a Business Combination. While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before March 9, 2023. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The Company believes that given its expenditure of time, effort and money on a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s IPO, from (a) 15 months from the consummation of the IPO, or March 9, 2023, or (b) up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023, to (x) 15 months from the consummation of the IPO, or March 9, 2023, or (y) up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023, unless the closing of the Company’s initial business combination shall have occurred.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we do not complete a Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of a Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete a Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate a Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete a Business Combination on or before March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date). If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete a Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment and the Trust Amendment Proposal and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete a Business Combination on or before March 9, 2023. If we complete a Business Combination on or before March 9, 2023, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or Trust Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock, par value $0.001, issued in our IPO causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 19.24% of our issued and outstanding shares of common stock, including 2,875,000 Founder Shares. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal and the Trust Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of our issued and outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote and who, being present in person or represented by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal?	If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers, and the private investor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or private units.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate a Business Combination until the Extended Date. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete a Business Combination within the requisite time period will require us to liquidate. If we liquidate, our public stockholders may only receive $10.26 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by holders of at least a majority of the shares of common stock issued and outstanding as of the record date, we will file an amendment to the charter in the form set forth in Annex A hereto and execute the amendment to the Trust Agreement in the form set forth in Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, shares of common stock, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $390,000 for each three-month extension and $130,000 for each one-month extension, to be deposited into the trust account upon each such extension.

The Extension Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and private units.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete a Business Combination on or before the Termination Date, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of the completion of our initial business combination and 12 months from the effectiveness date of the registration statement in connection with our IPO.

Am I able to exercise my redemption rights in connection with a Business Combination?	If you were a holder of shares of common stock as of the close of business on the record date for a meeting to seek stockholder approval of a Business Combination, you will be able to vote on a Business Combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with a Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is one business day before the Special Meeting of stockholders to vote on a Business Combination). If you disagree with a Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve a Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You will need your control number and request IDs for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by visiting the link below to register: https://www.cstproxy.com/globalinkinvestment/2023.

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing +1 800-450-7155 (toll-free within the United States and Canada), or +1 857-999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 516235#. This is listen-only; you will not be able to vote or enter questions during the Special Meeting.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a simple majority in voting power of our shares of common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 7,472,501 shares would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of our shares of common stock at the close of business on February 8, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 14,945,000 shares of common stock, par value $0.001 were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares of common stock were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,875,000 Founder Shares, which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under Delaware law.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our shares of common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy. If your shares are common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date. In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on March 2, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Proxy Solicitor to assist in the solicitation of proxies for the Special Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Okapi Partners LLC 1212 Avenue of the Americas, 17th Floor New York, NY 10036 Phone: (212) 297-0720 Email: info@okapipartners.com

You may also contact us at:

GLOBALINK INVESTMENT INC. 1180 Avenue of the Americas, 8th Floor New York, New York 10036 Attn: Say Leong Lim Telephone No.: (212) 382-4605

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following a Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended and restated on December 5, 2022, originally filed with the SEC on March 31, 2022 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K, as amended and restated on December 5, 2022, originally filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q, as amended and restated on December 5, 2022, originally filed with the SEC on January 21, 2022, May 16, 2022, August 15, 2022 and December 6, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Globalink may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Globalink’s sponsor, GL Sponsor LLC, a Delaware limited liability company, has equity holders that reside outside the United States. Globalink therefore may be considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over Globalink for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If Globalink’s initial business combination with a U.S. business falls within CFIUS’s jurisdiction, Globalink may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay Globalink’s initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order Globalink to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent Globalink from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to Globalink and its shareholders.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and Globalink has limited time to complete its initial business combination. If Globalink cannot complete its initial business combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date) because the review process drags on beyond such timeframe or because Globalink’s initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, Globalink may be required to liquidate. If Globalink liquidates, based on the trust account balance as of the record date, Globalink’s public shareholders may only receive approximately $10.26 per share, and the warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Under current SEC guidance concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not completed its business combination within 24 months after the effective date of the IPO Registration Statement, would be held to be an Investment Company unless we change certain ways in which we operate. If we do not make these changes, it is possible that a claim could be made that we are operating as an unregistered investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares. As a consequence, a liquidating distribution will be made only with respect to the public shares. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our shares of common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000 by the Sponsor. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in consummating a Business Combination in order to close a Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with a Business Combination. Whether or not a Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with a Business Combination and operating as a public company following the closing of a Business Combination. We may also incur additional costs to retain key employees. Even if a Business Combination is not completed, we expect to incur approximately $500,000 in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on March 24, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 14,945,000 shares of common stock issued and outstanding. We issued 11,500,000 units (including as a result of the exercise by the underwriter of the over-allotment option), each consisting of one share of common stock, one right to receive one-tenth (1/10) of a share of common stock upon the consummation of an initial business combination and one redeemable warrant entitling the holder thereof to purchase one-half (1/2) of a share of common stock at a price of $11.50 per whole share. We also issued 570,000 private units in a private placement simultaneously with the consummation of our IPO to the private investor. As of December 31, 2022 and 2021, there were 11,500,000 public warrants outstanding. The warrants will become exercisable until the later of the completion of our initial business combination and 12 months from the effectiveness date of the registration statement in connection with our IPO and expire five years after the completion of our initial business combination or earlier upon redemption. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our shares of common stock equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $116.725 million of the proceeds from our IPO and the simultaneous sale of the private units was placed in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $118.03 million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 1180 Avenue of the Americas, 8 Floor, New York, New York 10036.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that a Business Combination will provide significant benefits to our stockholders.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date). If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The Company’s IPO prospectus and DGCL provide that the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 9, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers, and the private investor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the charter in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, public warrants and public rights will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $390,000 for each three-month extension and $130,000 for each one-month extension, to be deposited into the trust account immediately prior to each extension. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete a Business Combination, depending on the percentage of redemptions received in connection with the Extension Amendment.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $118.03 million held in the Trust Account as of the record date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 2, 2023. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on March 2, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on March 2, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on March 2, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.26 at the time of the Special Meeting. The closing price of the Company’s shares of common stock on the record date was $10.26.

If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on March 2, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Extension Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, the Sponsor or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Vote Required for Approval

The affirmative vote by holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and Trust Amendment will not be implemented and, if a Business Combination has not been consummated by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any shares owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 19.24% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor, executive officers and directors together hold an aggregate of 2,875,000 Founder Shares. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our shares of common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000 by the Sponsor; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and DGCL provide that the affirmative vote of the holders of at least a majority of all issued and outstanding shares of common stock as of the record date is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 9, 2023 to the Extended Date, in the event we cannot consummate a Business Combination by March 9, 2023.

The Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their shares of common stock redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election.

This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold shares of common stock as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS regarding a Business Combination or an exercise of redemption rights by holders of our shares of common stock. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of shares of common stock, warrants or rights, who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s shares of common stock are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares of common stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of common stock, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such shares of common stock exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of shares of common stock, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in our shares of common stock, but not below zero, and then will be treated as gain from the sale of our shares of common stock.

Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our shares of common stock treated as held by the U.S. Holder (including any shares of common stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the shares of common stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of common stock must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

Prior to a Business Combination, the shares of common stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares of common stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares of common stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of common stock owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the shares of common stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ended December 31, 2022 and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of common stock, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its shares of common stock, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the shares of common stock during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the shares of common stock), which may include a redemption pursuant to an Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the shares of common stock;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to our shares of common stock by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to our shares of common stock for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

The QEF election is made on a stockholder-by-stockholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares of common stock. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Stockholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of common stock, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such shares of common stock unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such shares of common stock at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such shares of common stock for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Election

If we are a PFIC and our shares of common stock constitute marketable stock, a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our shares of common stock, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its shares of common stock at the end of such year over its adjusted basis in its shares of common stock. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its shares of common stock over the fair market value of its shares of common stock at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its shares of common stock will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its shares of common stock will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for marketable stock, generally, stock that is regularly traded on a national securities exchange that is registered with the U.S. Securities and Exchange Commission, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares of common stock under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our shares of common stock should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares of common stock and proceeds from the sale, exchange or redemption of our shares of common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023) (the “Trust Amendment”), by depositing into the Trust Account an applicable Extension Payment, unless the Closing of the Company’s initial business combination shall have occurred, and (ii) updating an exhibit attached to the Trust Agreement. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023) and to update an exhibit attached to the Trust Agreement.

The Company’s current Trust Agreement provides that the Company has until 15 months after the closing of the IPO, or, in the event that the Company extends the time to complete the Business Combination, for up to 21 months, or the Company has to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Termination Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved and we do not consummate an initial Business Combination by March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase shares of common stock will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension.

Vote Required for Approval

The affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any shares of common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 19.24% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

THE SPECIAL MEETING

Overview

Date, Time and Place

The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on March 6, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/globalinkinvestment/2023. If you plan to attend the virtual online Special Meeting, you will need your control and request IDs number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing +1 800-450-7155 (toll-free within the United States and Canada), or +1 857-999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 516235#. This is listen-only; you will not be able to vote or enter questions during the Special Meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our shares of common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/globalinkinvestment/2023 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by visiting the link below to register: https://www.cstproxy.com/globalinkinvestment/2023. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting.

Voting Power; record date

You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s shares of common stock at the close of business on February 8, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s shares of common stock issued and outstanding on the record date. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 14,945,000 shares of common stock, par value $0.001, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged the Proxy Solicitor to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s shares of common stock. You may contact the Proxy Solicitor, Okapi Partners LLC, at (212) 297-0720 or email: info@okapipartners.com.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s shares of common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s shares of common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

As of the record date, there were 14,945,000 shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Shares of common stock
Directors and Executive Officers: (1)
Say Leong Lim	15,000	*
Cliff (Ming Hang) Chong	10,000	*
Hong Shien Beh	5,000	*
Kian Huat Lai	5,000	*
Hui Liang Wong	5,000	*
		*
All officers and directors as a group (5 individuals)	40,000	*

5% or Greater Beneficial Owners:
GL Sponsor LLC(3)	2,835,000	26.58%
Lighthouse Investment Partners (4)	983,242	6.6%
Saba Capital Management, L.P.(5)	1,061,348	7.1%
Shaolin Capital Management LLC (6)	850,000	5.69%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is 1180 Avenue of the Americas, 8 Floor, New York, NY 10036.
(2)	Does not include beneficial ownership of any shares of common stock underlying outstanding private rights and private warrants as such shares are not issuable within 60 days of the date of this Annual Report.
(3)	GL Sponsor LLC, our sponsor, is the record holder of the shares reported herein. GL Sponsor LLC is managed by Sally Lim. Sally Lim may be deemed to beneficially own the shares held by our sponsor by virtue of her control of our sponsor. Sally Lim disclaims beneficial ownership of the shares held by our sponsor except to the extent of her pecuniary interest therein. The business address of our sponsor is 1180 Avenue of the Americas, 8 Floor, New York, NY 10036.
(4)

Based on information contained in a Schedule 13G/A filed on February 14, 2023 by i) Lighthouse Investment Partners, LLC (“Lighthouse”), ii) MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 136”), iii) MAP 204 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 204”), ix) MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 214”), v) LHP Ireland Fund Management Limited (“LHP Ireland”), vi) MAP 501, a sub-trust of LMA Ireland (“MAP 501”), vii) LMAP 909, a sub-fund of LMAP Ireland ICAV (“LMAP 909”), viii) LMAP 910, a sub-fund of LMAP Ireland ICAV (“LMAP 910”), and (ix) Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (“Shaolin”). Lighthouse serves as the investment manager of MAP 136, MAP 204, MAP 214 and Shaolin. LHP Ireland serves as the manager to MAP 501, LMAP 909 and LMAP 910. Because Lighthouse and LHP Ireland may be deemed to control MAP 136, MAP 204, MAP 214, Shaolin, MAP 501, LMAP 909 and LMAP 910, as applicable, Lighthouse and LHP Ireland may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the Company’s shares of common stock reported herein. Each of MAP 136, MAP 204, and MAP 214 are segregated portfolios of LMA SPC, a Cayman Islands segregated portfolio company. MAP 501 is a sub-trust of an Ireland umbrella unit trust. Each of LMAP 909 and LMAP 910 is a sub-fund of an Irish collective asset-management vehicle. Lighthouse is a Delaware limited liability company. LHP Ireland is an Ireland limited company. Shaolin is a segregated portfolio of PC MAP SPC, a Cayman Islands segregated portfolio company.

The address of the principal business office of Lighthouse, MAP 136, MAP 204, MAP 214, LHP Ireland, MAP 501 and LMAP 909 are 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410 and 32 Molesworth Street, Dublin, D02 Y512, Ireland.

(5)	Based on information contained in a Schedule 13G/A filed on February 14, 2023 by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein, a citizen of the United States. The address of the business office of Saba Capita, Saba GP, and Mr. Boaz R. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)	Based on information contained in a Schedule 13G filed on February 13, 2023 by Shaolin Capital Management LLC, a Florida limited liability company. The address of the business office of Shaolin Capital Management LLC is 30 NW 24th Street, Suite 603, Miami, FL 33127.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company fails to complete a qualifying business combination on or before March 9, 2023 (or by September 9, 2023 if we elect to extend the Termination Date), there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact proxy@continentalstock.com to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York. NY 10036

Telephone No.: (212) 297-0720

Email: info@okapipartners.com

You may also obtain these documents by requesting them from the Company at:

GLOBALINK INVESTMENT INC.

1180 Avenue of the Americas, 8th Floor

New York, 10036

Attn: Say Leong Lim

Telephone No.: (212) 382-4605

If you are a stockholder of the Company and would like to request documents, please do so by February 15, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GLOBALINK INVESTMENT INC.

Globalink Investment Inc., a corporation formed under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Globalink Investment Inc.” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 24, 2021.

2. On December 3, 2021, in connection with the IPO, the Corporation adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section E of Article XI is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by (x) 15 months from the consummation of the IPO, or March 9, 2023, or (y) up to 24 months from the consummation of the IPO, or December 9, 2023, if the Corporation elects to extend the amount of time to complete a Business Combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023, unless the closing of the Corporation’s initial business combination shall have occurred (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

5. The text of Section I of Article XI is hereby amended and restated to read in full as follows:

“If any amendment is made to this Article Sixth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination within 21 months (or up to 24 months if the time to complete a Business Combination is extended as described in paragraph E) from the date of the consummation of the IPO, or with respect to any other provision in this Article Sixth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”

A-1

IN WITNESS WHEREOF, Globalink Investment Inc. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Globalink Investment Inc.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of the Company held on , 2023, the Company’s stockholders approved:

(i)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Amended Charter”) extending the date by which the Company has to consummate a business combination from March 9, 2023 (or by September 9, 2023 if the Company elects to extend the Applicable Deadline) to March 9, 2023 (or by December 9, 2023 if the Company elects to extend the Applicable Deadline); and

(ii)	a proposal to amend the Trust Agreement (x) extending the time for the Company to complete its initial business combination under the Trust Agreement from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months or by September 9, 2023 if the Company elects to extend the Applicable Deadline) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months or by December 9, 2023 if the Company elects to extend the Applicable Deadline) and (y) requiring the Company to, deposit into the Trust Account $390,000 for each three-month extension and $130,000 for each one-month extension, unless the Closing of the Company’s initial business combination shall have occurred; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein, provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (the “Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24 months from the Closing but has not completed the Business Combination within such 24-month period, the 24-month anniversary of the Closing (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;”

2.	A new Exhibit D of the Trust Agreement is hereby added as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Ladies and Gentlemen:

Pursuant to paragraphs 1(j) of the Investment Management Trust Agreement between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 9, 2021, as amended (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional _______ month(s), from ____________ to __________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee in the amount of $390,000/$130,000 for each such three-month/one-month extension until ____________, unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you and shall be deposited into the Trust Account investments upon receipt.

This is the _____ of up to five Extension Letters.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	[●]
Title:	[●]

GLOBALINK INVESTMENT INC.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

GLOBALINK INVESTMENT INC.

1180 Avenue of the Americas, 8th Floor

New York, 10036

(212) 382-4605

SPECIAL MEETING OF STOCKHOLDERS

MARCH 6, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 6, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated February 17, 2023 and Proxy Statement, dated February 17, 2023, in connection with the Special Meeting to be held at 10:00 a.m. Eastern Time on March 6, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Say Leong Lim (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all of the shares of common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March 6, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/globalinkinvestment/2023.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s charter to extend the date by which the Company must (i) consummate a business combination, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s IPO, from (a) 15 months from the consummation of the IPO, or March 9, 2023, or (b) up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023, to (x) 15 months from the consummation of the IPO, or March 9, 2023, or (y) up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023, unless the closing of the Company’s initial business combination shall have occurred. This is referred to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), extending the time for the Company to complete its initial business combination under the Trust Agreement from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination on a quarterly basis for up to two times by an additional three months each time after March 9, 2023, until September 9, 2023, or a total of up to six months after March 9, 2023) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months from the consummation of the IPO if the Company elects to extend the date to consummate a business combination for up to five times, comprising of two three-month extensions from March 9, 2023 to September 9, 2023, followed by three one-month extensions from September 9, 2023 to December 9, 2023), by depositing into the Trust Account $390,000 for each three-month extension and $130,000 for each one-month extension (each an “Extension Payment”) unless the Closing of the Company’s initial business combination shall have occurred. This is referred to as the “Trust Amendment Proposal.”	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. This is referred to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.